THE ADVISORS' INNER CIRCLE FUND

                           WHG INCOME OPPORTUNITY FUND
                                WHG SMIDCAP FUND

                          SUPPLEMENT DATED MAY 19, 2006
                                     TO THE
                        PROSPECTUS DATED FEBRUARY 1, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following information replaces the paragraph beneath the subheading "Minimum Purchases" on page 26 of the Prospectus.

              To purchase shares for the first time, you must invest at least $100,000. There is no minimum for subsequent investments. The Funds may accept initial investments of smaller amounts at their discretion.


The following information replaces the paragraph beneath the subheading "Involuntary Redemptions of Your Shares" on page 27 of the Prospectus.


              If your account balance drops below $50,000 because of redemptions you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.